M ar ch 2 02 4 Sun Communities, Inc. (NYSE: SUI) Investor Presentation CHERRYWOOD – CLINTON, NY

Cautionary Statement Regarding Forward-looking Statements 2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and the Company intends that such forward- looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation, some of which are beyond the Company’s control. These risks and uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s other filings with the Securities and Exchange Commission, from time to time, such risks, uncertainties and other factors include, but are not limited to:  Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry and the markets within which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Outbreaks of disease and related restrictions on business operations;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and British pound sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  The Company's remediation plan and its ability to remediate the material weakness in its internal control over financial reporting;  Expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;  Increases in interest rates and operating costs, including insurance premiums and real estate taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING GUIDANCE This presentation includes certain estimates and assumptions included in the Company’s financial, earnings and operational guidance, as presented in its earnings press release and supplemental operating and financial data dated February 20, 2024. These estimates and assumptions represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through February 20, 2024. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. These estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

Sun Communities – Company Key Topics 3Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Resilient Real Property Operations Drive Growth Leading Owner / Operator of Manufactured Housing (“MH”) & Recreational Vehicle (“RV”) Communities and Marinas Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Throughout Economic Cycles Track Record of Growth Investment Grade Balance Sheet Robust ESG Initiatives SYLVAN CROSSING – CHELSEA, MI Manufactured Housing 50% RV 29% Marinas 21% Rental Revenue Breakdown

Real property 88% Home Sales 8% Service, retail, dining and entertainment 4% Resilient Real Property Operations Drive Growth 4 NOI from real property operations is largest contributor to results MH 55% RV 23% Marina 22% Growth Driver Detail (in mms) Rental Income Generates 88% of NOI Forecasted consolidated NOI for the year ended December 31, 2024 MH Generates 55% of Real Property NOI Forecasted consolidated NOI for the year ended December 31, 2024 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Forecasted for the year ending December 31, 2024. $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 MH, RV and Marina real property NOI North America home sales NOI UK home sales NOI Service, retail, dining and entertainment NOI 2020 2021 2022 2023 2024E 88% 4% 4% 4% (1)

5  With ~178,800 MH and RV operational sites and ~48,000 wet slips and dry storage spaces, Sun is the largest publicly traded operator of MH, RV and Marinas(1) Leading Owner / Operator of MH, RV and Marinas MH  Largest publicly traded owner / operator of MH communities in North America:  296 MH Communities  100K sites  Total 351 MH communities  118K sites, 95.5% occupied  8K sites for expansion and development  2nd largest owner / operator in the UK:  55 holiday parks  18K MH sites  3K transient sites RV  179 best-in-class RV communities with 58K sites located in highly desirable destinations  32K annual sites in North America  25K transient RV sites in North America, 50% of which are candidates for conversion to annual leases  10K sites for expansion and greenfield development SUN OUTDOORS KEY LARGO – KEY LARGO, FL  Largest and most diversified owner and operator of Marinas in the U.S., with 135 Marinas Marina  48K wet slips and dry storage spaces  Over 48K members in our network  81% of Marinas are in coastal markets(2)  ~89% of Marinas have a waitlist SAFE HARBOR SOUTH BAY – CHULA VISTA, CAFOREST SPRINGS – GRASS VALLEY, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. 1) As of March 1, 2024. 2) Calculation of Marinas located in coastal markets include those along the Great Lakes.

2.0% 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.8% 7.6% 8.7% 6.5% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E⁽¹⁾ CPI-U 3.4% 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.4% 4.6% 6.4% 5.4% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E⁽¹⁾ CPI-U Robust Fundamentals Continue to Drive Performance 6  7.3% same property NOI growth in 2023; expect 4.8% - 6.0% in 2024 to be driven by rental rate increases and occupancy gains  Consistent annual rental rate increases exceed expected inflationary cost pressures o Expected average rental rate increases: North America MH 5.4%, UK 7.1%, Annual RV 6.5%, Marina 5.6%  Occupancy gains, including strategic focus on converting transient guests into annual residents, increase our stream of stable revenue and improves operational efficiencies o Since the start of 2020, we have converted ~6,900 transient sites to annual through December 31, 2023, and we intend to continue driving conversions Steady, Organic Growth MH Average Rental Rate Increases RV Average Rental Rate Increases Occupancy Same Property NOI Growth 10-Year Actual Average Same Property NOI Growth: 7.3% 10-Year Actual Average Rental Rate Growth: 4.0% 10-Year Actual Average Rental Rate Growth: 5.0% Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Preliminary 2024 rental rate increases. CPI-U 12-month percentage change as of January 2024. 2) Same Property MH and Annual RV occupancy, adjusted for recently completed but vacant expansion sites. 6.0% 93.2% 95.9% 96.6% 97.3% 98.0% 98.4% 98.8% 98.9% 98.6% 98.9% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Same Property Occupancy(2) 468 962 1,159 1,133 863 1,665 2,257 2,111 2016 2017 2018 2019 2020 2021 2022 2023 RV Transient to Annual Conversions 7.7% 9.1% 7.1% 6.9% 6.7% 7.3% 4.0% 11.2% 5.8% 7.3% 4.8% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E⁽¹⁾

Strong NOI Growth and Progress Toward Simplifying the Company  Reported Core FFO per Share of $1.34 and $7.10 for the quarter and year ended December 31, 2023, respectively  Same Property NOI increased by 9.6% for the fourth quarter of 2023 and 7.3% for the full 2023 year compared to 2022  ~2,100 annual conversions across our MH and RV communities in North America in 2023, accounting for ~65% of the total 3,268 revenue producing site gains for the year  Balance Sheet: Net debt / TTM recurring EBITDA of 6.1x and 16.4% floating rate debt for the year ended December 31, 2023  Proforma 10% floating rate debt following January 11, 2024, investment grade bond offering  Expect to de-lever organically through growth, asset sales and free cash flow  During 4Q, simplified ownership of several assets (Sun NG transaction) and recycled capital from ~$150mm investments no longer deemed to be strategic  Subsequent to quarter end, disposed of 2 MH properties in Florida and Arizona for ~$53mm  Established 2024 Guidance: expecting total same property NOI growth of 4.8% - 6.0% and Core FFO per Share of $7.04 - $7.24 7 HACIENDA DEL RIO – EDGEWATER, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation.

2024 Guidance 8 Seasonality 1Q24 2Q24 3Q24 4Q24 North America Same Property NOI MH 25% 25% 25% 25% RV 16% 26% 41% 17% Marina 18% 27% 31% 24% Total North America Same Property NOI 21% 25% 30% 24% UK Same Property NOI 13% 26% 41% 20% Home Sales FFO North America 24% 32% 26% 18% UK 18% 30% 33% 19% Total Home Sales 19% 30% 32% 19% Consolidated Service, Retail, Dining and Entertainment NOI 3% 36% 47% 14% Consolidated EBITDA 19% 26% 33% 22% Core FFO per Share 16% 27% 36% 21% Core FFO FY 2024E Range First Quarter 2024, Core FFO per Share $1.14 - $1.19 Full year 2024, Core FFO per Share $7.04 - $7.24 Same Property – Expected NOI FY 2023 (millions) FY 2024E Change MH NOI (292 properties) $609.9 6.0% - 7.0% RV NOI (165 properties) $291.7 2.1% - 3.5% Marina NOI (127 properties) $252.7 6.1% - 7.5% Total North America Same Property NOI (584 properties) $1,154.4 5.0% - 6.2% UK Same Property NOI (53 properties) $69.8 1.3% - 3.3% Total Same Property NOI (637 properties) $1,224.1 4.8% - 6.0% Consolidated Portfolio FY 2023 (millions) FY 2024E Change / Range Revenues from real property $2,059.8 7.1% - 7.6% Total property operating expenses $810.4 8.1% - 8.4% Total Real Property NOI $1,249.4 6.3% - 7.3% Service, retail, dining and entertainment NOI $68.5 $58.4 - $63.2 Interest income $45.4 $17.6 - $18.6 Brokerage commissions and other, net $60.6 $44.8 - $47.2 FFO contribution from North American home sales $17.0 $14.4 - $15.9 Income from nonconsolidated affiliates $16.0 $13.7 - $14.7 General and administrative expenses $272.1 $262.2 - $267.4 Interest expense $325.8 $356.3 - $362.7 Current tax expense $14.5 $14.6 - $16.8 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. UK Home Sales Volume FY 2023 FY 2024E Range UK home sales volume 2,857 2,650 – 2,850 FFO contribution from UK home sales ($ in millions) $59.2 $62.3 - $69.9 Other Guidance Assumptions FY 2024E Range Increase in revenue producing sites (North America) 2,450 – 2,750

Compelling Supply-Demand Fundamentals 9 Manufactured Housing (MH) Source: Company information, Wall Street Research and Zillow. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) MH sites in North America only (January 2021 – December 2023). North America UK 0% 2% 4% 6% 2015 2016 2017 2018 2019 2020 2021 US Inventory Growth by Property Type Manufactured Housing Multifamily BOWLAND FELL- YORKSHIRE, UK  Irreplaceable coastal ‘destination’ locations that are short drives from London and other urban locations  Numerous barriers to entry including strict regulations and scarcity of land  UK holiday community market is highly fragmented  Brexit and other macroeconomic structural factors create demand for domestic vacationing throughout UK  Majority of Sun’s holiday parks are owner-occupied on 20+ year licenses subject to annual rent increases  Average resident tenure 7 - 8 years  Strong resident retention YTD in 2023 led to increased real property NOI guidance for UK operations • Virtually no new supply has been added for years  Sun MH Communities provide 25% more space than multi-family and single- family rentals at ~50% less cost per square foot (see slide 20)  51K+ applications to live in a Sun community in 2023  Average resident tenure of ~15 years(1) generates steady, growing rental revenue, then home generally sells in place  Annual home move-outs in Sun’s MH communities average 0.4%(1)  Low turnover driven by a $6k - $10k average cost for a resident to move a home  North America MH portfolio 96.6% occupied at December 31, 2023  96.2% average occupancy for the five years ended December 31, 2023 Demand Demand SupplySupply

Compelling Supply-Demand Fundamentals 10 Manufactured Housing (MH) – North America Residents Moved into MH Communities in Record Numbers US unemployment rate and SUI same property occupancy Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Includes pre-acquisition home sales volume from the original Park Holidays portfolio acquired on April 8, 2022, and other subsequent acquisitions, as well as home sales at Sandy Bay. Manufactured Housing (MH) – UK 1,174 1,116 1,299 1,357 1,423 1,618 1,632 1,930 1,921 2,012 2,166 2,131 2,194 2,066 2,368 3,168 2,857 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Global Financial Crisis Brexit uncertainty COVID-19 Brexit vote Resilient Through Economic Uncertainty Holiday Home Sales (number of units) TOWN & COUNTRY – TRAVERSE CITY, MI 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 SU I S am e Pr op er ty O cc up an cy U S U ne m pl oy m en t R at e US Unemployment Rate SUI Same Property Occupancy (1)

UK Business Model Building Blocks 11 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. Real Property NOI  Strong historical and expected income growth o 10-year same property average rental rate increase of 5.2% o Expecting 7.1% rental rate increase in 2024  Average resident tenure: 7-8 years  Occupancy: 89.5% as of December 31, 2023  Strategic goal of increasing real property NOI contribution relative to home sales Turnover 60% Upgrades 20% Expansions 10% Hire fleet 10%  Existing resident turnover in communities is largest driver of home sales volume  Upgrade campaigns with existing residents allow for home sales without using incremental sites  Expansion of select communities creates new vacancy, which generates home sales and additional site fees  Transient-to-annual conversions of hire fleet (rental homes) depending on demand Indicative Current Annual Home Sales Volume Home Sales NOI BRYNTEG COUNTRY & LEISURE RESORT – WALES, UK

Compelling Supply-Demand Fundamentals 12 RV Continued Demand for Affordable Vacationing Despite Declining RV Sales Growth in annual RV shipments and historical RV revenue growth  Installed base: 11.2 million households own an RV versus 1.7 million RV campsites in the U.S.  From 2008-2012, RV revenue for a portfolio of independent, single park operators grew at a 4.4%(2) CAGR  ~122K new guests visited a Sun RV community in 2023  RVs stay in Sun’s communities for ~7 years on average(3) Source: Company information, KOA and RVIA. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) New RV shipments. 2) Represents a portfolio of independently owned and operated RV community franchises that the Company did not have an interest in until after the period shown. 3) Annual Average (January 2021 – December 2023) and excludes transient RV sites. -32.9% -30.1% 46.2% 4.2% 13.2%4.8% 0.8% 6.6% 5.4% 4.9% 2008 2009 2010 2011 2012 RV Shipments RV Revenue(2)  Over 6 million new camping households in 2022 vs. an average of 2 million per year 2015-2019  64% of campers camped more or replaced other types of trips with camping in 2022  Sun’s RV communities offer affordable vacations where the average trip is 2-3 hours from a customer’s home address  11% of RV campers rented from a private owner using a peer-to-peer listing service in 2022 32 35 37 39 39 42 48 57 58 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annual Active Camping Households (in mms) 8% CAGR (1)

Marinas Compelling Supply-Demand Fundamentals 13Source: Company information, NMMA and U.S. Census Bureau. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.  Existing base of ~12 million registered boats within the U.S. and an estimated supply of 900K - 1 million leasable wet slips and dry storage racks  Shrinking supply of Marinas due to redevelopment of waterfront properties  Pre-owned boat sales under 30’ grew by ~17% from 2012-2021 whereas sales for boats over 30’ increased ~52%  49% of Marinas within our portfolio offer service, which increases membership tenure on average by 20% compared to non-service properties Boat Registrations by Length (2014-2022 CAGR) -1.3% 0.7% 1.0% 0.0% 0.3% < 16' 16'–25'11" 26'–39'11" 40'–65' > 65' C AG R Portfolio average wet slip size: ~38’  As boats become longer and wider, many marinas cannot keep up with increasing vessel size  Recent example of wet slip reconfiguration at Safe Harbor Burnt Store in Punta Gorda, Florida demonstrates higher rate achievement: • Dock Slip Count: 22 • Avg Slip Size: 50’ x 18.5’ uncovered floating dock aluminum • Average monthly rent for reconfigured dock is $16.00 / ft • Occupancy is 100% Wet Slip Reconfiguration – 2021 • Dock Slip Count: 25 • Avg Slip Size: 40’ x 14’ uncovered fixed dock wood • Average monthly rent for dock was $14.50 / ft • Occupancy was 85% 1,500 bps occupancy gain 10% WA rental rate increase Before After SAFE HARBOR BURNT STORE – PUNTA GORDA, FL

Sun’s Track Record of Growth 14 Multifamily REITsSun Communities  Resilient demand, high barriers to entry, and Sun’s investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~200bps greater than that of multifamily REITs of 3.1% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, September 2023. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. 2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) 5.1% 3.1% 3.2% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 3Q 00 3Q 01 3Q 02 3Q 03 3Q 04 3Q 05 3Q 06 3Q 07 3Q 08 3Q 09 3Q 10 3Q 11 3Q 12 3Q 13 3Q 14 3Q 15 3Q 16 3Q 17 3Q 18 3Q 19 3Q 20 3Q 21 3Q 22 3Q 23

Sun’s Strong Track Record of Internal Growth 15  Multiple Levers Drive Resilient FFO and Cash Flow Growth Growth Levers Potential Annual Revenue Growth / Contribution Contractual Rent Increases - 6.4% weighted average rate increase for 2023 - Over 90% MH sites “market rent” or tied to CPI Occupancy Gains - ~95% MH Occupancy - Over 4K current sites available for occupancy gains - ~800 expansion and development sites delivered in 2023 Expansions - $357mm invested capital since 2020, targeting 10 – 14% IRRs(1) - ~9,700 sites available for expansion in 2024 and beyond - Over 400 site deliveries through December 31, 2023 Transient to Annual RV Conversions - ~1,700 average yearly converted sites(2) - ~2,100 transient to annual RV conversions in 2023 - ~50% of 25K transient sites in North America are candidates for conversion Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Expected 5-year unlevered internal rate of return based on certain assumptions. 2) 2020 – 2023 average. SUN OUTDOORS ORANGE BEACH – ORANGE BEACH, AL

Payroll & benefits 33% Real estate taxes 17%Supplies & repair 14% Utilities 12% Other 15% Legal, local taxes & insurance 9% Sun’s Track Record of Growth 16 2024E Same Property Operating Expenses MH, RV, Marina and UK combined SUNRISE ESTATES – BANNING, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation.  Same property operating expense growth is projected to be 8.1% - 9.1% for North America and 7.4% - 8.4% for UK, reflecting normalization of expenses in North America following active cost containment strategies in 2023 and growth in Payroll and Utilities in the UK SAFE HARBOR PUERTO DEL REY – FAJARDO, PUERTO RICO

Investment Grade Balance Sheet 17 Unencumbered 76.5% Encumbered 23.5% Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) As of December 31, 2023. 2) On January 11, 2024, Sun completed a public offering of $500 million aggregate principal amount of 5.50% senior notes due 2029. The majority of the net proceeds were used to repay borrowings outstanding under its senior credit facility, thereby on a proforma basis reducing Sun's floating-rate debt to total debt to approximately 10%. 3) For further debt breakdown, please refer to the Supplemental for the year ended December 31, 2023. 4) Calculated using trailing 12-months NOI for the year ended December 31, 2023. 83.6% fixed rate 16.4% variable rate Credit Statistics Rate Type(1)(2) Upcoming Mortgage Maturities ($ in millions)(1) 2.3% 0.9% 11.5% 0.1% % of Total Encumbrance(1) Gross Asset Value 69.6% NOI Unencumbered(4) 76.8% Properties Unencumbered Total Debt Outstanding ($ in millions)(1)(3) $129 $51 $658 $4 2024 2025 2026 2027 As of December 31, 2023 Senior Credit Facility Revolving Credit Facilities $944.1 Term Loan 1,113.2 Total Drawn Under Senior Credit Facility 2,057.3 Other Unsecured Term Loan 7.8 Total Line of Credit and Other Debt Outstanding $2,065.1 Mortgage Loans Payable (Secured Debt) $3,478.9 Secured Borrowings on Collateralized Receivables 55.8 Unsecured Notes (Bonds) 2,177.5 Total Debt Outstanding $7,777.3 Net Debt/TTM EBITDA 6.1x BBB Baa3

Robust ESG Initiatives 18 Environmental ESG Highlights(1)  Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate  Current initiatives to advance our ESG platform include policy enhancement, establishing environmental targets and expanding our data coverage Social Internal Training Program Offers over 300 courses to team members IDEA Launched two employee resource groups (ERGs) Governance BoD Nominating and Corporate Governance Committee Formally oversees all ESG initiatives Enterprise Risk Management Committee Identifies, monitors and mitigates risks across the organization Supplier Assessments Completed ESG assessments with ten key suppliers BoD Composition Added 2 new board members in February 2024 Sun Unity Sun’s social responsibility program, reporting over 15K volunteer hours in 2023 Comprehensive Policies and Procedures Foster sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non- GAAP financial measures in the attached Appendix. 1) Performance and initiatives for the 2022 and 2023 reporting year are referenced. Climate Change Goals Goal to achieve Carbon Neutrality by 2035 and Net Zero Emissions by 2045 On-Site Solar Generation Generated 11,600 kwhs in 2023, equivalent to 3% of total electrical usage Framework Reporting Reported to GRESB, DJSI and CDP GRESB 2023 survey score increased ~50% from 2021, in line with our peers

Appendix 19SUN OUTDOORS PASO ROBLES – PASO ROBLES, CA

Compelling Supply-Demand Fundamentals 20 Renting – MH vs. Other Rental Options  Manufactured homes in Sun’s communities provide 25% more space at ~50% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,292 per month Other Rental Options(1) $1,957 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $1.03 per sq. ft. $1.96 per sq. ft. Source: Company Information and Zillow – U.S. Median Monthly Rent (Zillow rent index, December 2023). 1) Other rental options include multi-family, single family and duplex two-bedroom rentals.

Conversion of RV Transient-to-Annual Leases Generates Significant Uplift in Revenue 21 Transient Site  Site revenue limited mainly to peak season months during the winter for this resort 41.0% Occupancy $40 Avg. Daily Rate $5,642 Annual Rent Annual Site Conversion 100% Occupancy $22 Avg. Daily Rate $8,144 Annual Rent Site Revenue Annual Pick-Up Upon Conversion in First Year 44% Site Revenue Growth  Transient RV site conversions to annual leases have historically increased revenue per site for the first full year after conversion and increases our annual RV sites  ~2,100 transient to annual RV conversions in 2023  Recent example from Sun Retreats Homosassa River in Florida: SUN RETREATS HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL Source: Company information. SUN RETREATS HOMOSASSA RIVER – HOMOSASSA SPRINGS, FL

7.7% 11.7% FY22 vs. FY21 FY23 vs. FY22 Marina Same Property Year-Over-Year NOI Growth Premier Owner / Operator of Marinas 22 135 Marinas in 24 States ~38,900 Wet Slips ~89% Marinas with Waitlists 81% Marinas Located in Coastal Markets(2) 76% Marinas Owned Fee Simple(3) ~9,100 Dry Storage Spaces(1) 48,000 Approximate Members 95% Annual Rental Revenue 8.3 Years Average Member Tenure Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) Dry Storage Spaces include Indoor Storage. 2) Calculation of Marinas located in coastal markets include those along the Great Lakes. 3) 33 currently owned Marinas operate with underlying ground leases with a weighted average remaining term of ~33 years. Service Offerings Increase Member Tenure Average Marina member tenure (in years) Unmatched in Scale, Portfolio Quality and Depth of Network Offering # of owned Marinas – as of December 31, 2023 6.5 6.0 9.4 8.8 8.2 8.1 8.8 5.6 5.0 6.4 7.0 6.7 6.0 7.9 2017 2018 2019 2020 2021 2022 2023 Service Non-Service 135 75 66 23  On average, member tenure at properties offering service are 20% longer than at non-service properties  Service availability drives premium rental rates for wet slips and dry storage spaces

Defined Non-GAAP Terms 23 Investors and analysts following the real estate industry use non-GAAP supplemental performance measures, including net operating income ("NOI"), earnings before interest, tax, depreciation and amortization ("EBITDA") and funds from operations ("FFO") to assess REITs. The Company believes that NOI, EBITDA and FFO are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, NOI, EBITDA and FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance, and value. NOI provides a measure of rental operations that does not factor in depreciation, amortization, and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt; EBITDA also provides further measures to evaluate the Company's ability to fund dividends and other cash needs. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI Total Portfolio NOI - The Company calculates NOI by subtracting property operating expenses and real estate taxes from operating property revenues. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of properties performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating activities as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a key management tool used when evaluating performance and growth of the Company's Same Property portfolio. The Company believes that Same Property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same property portfolio from one period to the next. Same Property NOI does not include the revenues and expenses related to home sales, service, retail, dining and entertainment activities at the properties. EBITDA EBITDAre - NAREIT refers to EBITDA as "EBITDAre" and calculates it as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Recurring EBITDA - The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company's performance on a basis that is independent of capital structure ("Recurring EBITDA"). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company's cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. FFO FFO - NAREIT defines FFO as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company's operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related impairment and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO Core FFO - In addition to FFO, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of the Company's core business ("Core FFO"). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company's liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company's interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently.

December 31, 2023 December 31, 2022 December 31, 2023 December 31, 2022 December 31, 2021 Net Income / (Loss) Attributable to SUI Common Shareholders (80.9)$ 4.7$ (213.3)$ 242.0$ 380.2$ Adjustments Depreciation and amortization 176.7 153.3 657.2 599.6 521.9 Depreciation on nonconsolidated affiliates - - 0.2 0.1 0.1 Asset impairments - 0.7 10.1 3.0 - Goodwill impairment - - 369.9 - - (Gain) / loss on remeasurement of marketable securities 8.0 (20.6) 16.0 53.4 (33.5) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.3) 2.8 4.2 2.7 0.2 (Gain) / loss on remeasurement of notes receivable 103.6 0.9 106.7 0.8 (0.7) Loss on remeasurement of collateralized receivables and secured borrowings, net 0.4 - 0.4 - - (Gain) / loss on dispositions of properties, including tax effect (13.9) 0.3 (8.9) (12.2) (108.1) Add: Returns on preferred OP units 3.2 0.5 11.8 9.5 4.0 Add: Income / (loss) attributable to noncontrolling interests (6.5) (2.5) (8.1) 10.4 14.7 Gain on dispositions of assets, net (9.0) (10.7) (38.0) (54.9) (60.5) FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities 181.3$ 129.4$ 908.2$ 854.4$ 718.3$ Adjustments Business combination expense - 0.8 3.0 24.7 1.3 Acquisition and other transaction costs 12.7 6.5 25.3 22.7 8.7 Loss on extinguishment of debt - - - 4.4 8.1 Catastrophic event-related charges, net 6.0 5.2 3.8 17.5 2.2 Loss of earnings - catastrophic event-related charges, net (2.8) 4.6 2.1 4.8 0.2 (Gain) / loss on foreign currency exchanges (6.2) 16.3 0.3 (5.4) 3.7 Other adjustments, net (17.8) 5.5 (27.4) 0.4 16.2 Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities 173.2$ 168.3$ 915.3$ 923.5$ 758.7$ Weighted Average Common Shares Outstanding - Diluted 129.0 126.5 128.9 125.6 116.5 FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 1.41$ 1.02$ 7.05$ 6.80$ 6.16$ Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share 1.34$ 1.33$ 7.10$ 7.35$ 6.51$ Year EndedThree Months Ended Net Income to FFO Reconciliation 24 (amounts in millions except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information.

December 31, 2023 December 31, 2022 December 31, 2023 December 31, 2022 December 31, 2021 Net Income / (Loss) Attributable to SUI Common Shareholders (80.9)$ 4.7$ (213.3)$ 242.0$ 380.2$ Interest income (4.8) (9.9) (45.4) (35.2) (12.2) Brokerage commissions and other revenues, net (15.3) (7.5) (60.6) (34.9) (30.2) General and administrative 77.8 69.8 270.2 256.8 181.3 Catastrophic event-related charges, net 6.0 5.2 3.8 17.5 2.2 Business combination expense - 0.8 3.0 24.7 1.4 Depreciation and amortization 177.7 154.1 660.0 601.8 522.7 Asset impairments - 0.7 10.1 3.0 - Goodwill impairment - - 369.9 - - Loss on extinguishment of debt - - - 4.4 8.1 Interest expense 85.9 67.6 325.8 229.8 158.6 Interest on mandatorily redeemable preferred OP units / equity 0.6 1.1 3.3 4.2 4.2 (Gain) / loss on remeasurement of marketable securities 8.0 (20.6) 16.0 53.4 (33.5) (Gain) / loss on foreign currency exchanges (6.2) 16.3 0.3 (5.4) 3.7 (Gain) / loss on disposition of properties (13.9) 0.3 (11.0) (12.2) (108.1) Other expense, net 2.0 4.7 7.5 2.1 12.1 (Gain) / loss on remeasurement of notes receivable 103.6 0.9 106.7 0.8 (0.7) (Income) / loss from nonconsolidated affiliates (15.5) 0.9 (16.0) (2.9) (4.0) (Gain) / loss on remeasurement of investment in nonconsolidated (0.3) 2.8 4.2 2.7 0.2 Current tax (benefit) / expense 0.6 (2.2) 14.5 10.3 1.2 Deferred tax (benefit) / expense (8.3) (0.3) (22.9) (4.2) 0.1 Add: Preferred return to preferred OP units / equity interests 3.3 2.4 12.3 11.0 12.1 Add: Income / (loss) attributable to noncontrolling interests (6.6) (3.1) (8.1) 10.8 21.5 NOI 313.7$ 288.7$ 1,430.3$ 1,380.5$ 1,120.9$ December 31, 2023 December 31, 2022 December 31, 2023 December 31, 2022 December 31, 2021 Real Property NOI 285.6$ 257.8$ 1,251.9$ 1,167.0$ 1,002.6$ Home Sales NOI 22.7 31.7 124.5 154.6 74.4 Service, retail dining and entertainment NOI 5.4 (0.8) 53.9 58.9 43.9 NOI 313.7$ 288.7$ 1,430.3$ 1,380.5$ 1,120.9$ Year Ended Year Ended Three Months Ended Three Months Ended Net Income to NOI Reconciliation 25 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information.

Consolidated NOI by Segment 26 SAFE HARBOR SUNROAD – SAN DIEGO, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. 1) Certain prior period amounts have been reclassified to conform with current presentation, with no effect on net income. These include reclassification of certain revenues and expenses between Real property and Service, retail, dining and entertainment within our Marina segment. There was no impact to prior period net income, shareholders equity or cash flows for any of the reclassifications. Further, the reclassification had no impact on previously reported total marina net operating income ("NOI"). (amounts in millions) 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22(1) 1Q22(1) MH North America 155.4$ 153.5$ 151.3$ 150.6$ 143.1$ 141.6$ 142.8$ 143.5$ UK 13.9 29.0 17.4 6.3 10.4 25.2 15.4 N/A Total MH 169.3$ 182.5$ 168.7$ 156.9$ 153.5$ 166.8$ 158.2$ 143.5$ RV 51.0 128.4 76.5 45.8 46.0 127.0 78.8 50.1 Marina 65.3 83.1 72.4 52.0 58.3 77.8 63.0 44.0 Real property NOI 285.6$ 394.0$ 317.6$ 254.7$ 257.8$ 371.6$ 300.0$ 237.6$ Consolidated Real Property NOI

Net Income to Recurring EBITDA Reconciliation 27 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2023, as well as Press Releases and SEC Filings after December 31, 2023, for additional information. December 31, 2023 December 31, 2022 December 31, 2023 December 31, 2022 December 31, 2021 Net Income / (Loss) Attributable to SUI Common Shareholders (80.9)$ 4.7$ (213.3)$ 242.0$ 380.2$ Adjustments Depreciation and amortization 177.7 154.1 660.0 601.8 522.7 Asset impairments - 0.7 10.1 3.0 - Goodwill impairment - - 369.9 - - Loss on extinguishment of debt - - - 4.4 8.1 Interest expense 85.9 67.6 325.8 229.8 158.6 Interest on mandatorily redeemable preferred OP units / equity 0.6 1.1 3.3 4.2 4.2 Current tax (benefit) / expense 0.6 (2.2) 14.5 10.3 1.2 Deferred tax (benefit) / expense (8.3) (0.3) (22.9) (4.2) 0.1 (Income) / loss from nonconsolidated affiliates (15.5) 0.9 (16.0) (2.9) (4.0) Less: (Gain) / loss on dispositions of properties (13.9) 0.3 (11.0) (12.2) (108.1) Less: Gain on dispositions of assets, net (9.0) (10.7) (38.0) (54.9) (60.5) EBITDAre 137.2$ 216.2$ 1,082.4$ 1,021.3$ 902.5$ Adjustments Catastrophic event-related charges, net 6.0 5.2 3.8 17.5 2.2 Business combination expense - 0.8 3.0 24.7 1.4 (Gain) / loss on remeasurement of marketable securities 8.0 (20.6) 16.0 53.4 (33.5) (Gain) / loss on foreign currency exchanges (6.2) 16.3 0.3 (5.4) 3.7 Other expense, net 2.0 4.7 7.5 2.1 12.1 (Gain) / loss on remeasurement of notes receivable 103.6 0.9 106.7 0.8 (0.7) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.3) 2.8 4.2 2.7 0.2 Add: Preferred return to preferred OP units / equity interests 3.3 2.4 12.3 11.0 12.1 Add: Income / (loss) attributable to noncontrolling interests (6.6) (3.1) (8.1) 10.8 21.5 Add: Gain on dispositions of assets, net 9.0 10.7 38.0 54.9 60.5 Recurring EBITDA 256.0$ 236.3$ 1,266.1$ 1,193.8$ 982.0$ Year EndedThree Months Ended